Subsequent events	12 Months Ended
Dec. 31, 2019
Disclosure Text Block
Subsequent Events	Note 43 ─ Subsequent events

On January 30, 2020, the Corporation entered into an accelerated share repurchase transaction of $500 million with respect to its common stock, which was accounted for as a treasury stock transaction. Accordingly, as a result of the receipt of the initial shares, the Corporation recognized in shareholders’ equity approximately $400 million in treasury stock and $100 million as a reduction of capital surplus. The Corporation expects to further adjust its treasury stock and capital surplus accounts to reflect the delivery or receipt of cash or shares upon the termination of the ASR agreement, which will depend on the average price of the Corporation’s shares during the term of the ASR, less a discount. The final settlement of the ASR is expected to occur no later than the fourth quarter of 2020.

On February 24, 2020, the Corporation redeemed all outstanding shares of its 8.25% Non-Cumulative Monthly Income Preferred Stock, Series B. The redemption price of the Series B Preferred Stock was $25.00 per share, plus $0.1375 in accrued and unpaid dividends on each share, for a total payment per share in the amount of $25.1375.